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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


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        Date of Report (Date of earliest event reported): April 25, 2003

                               ATA Holdings Corp.
             (Exact name of registrant as specified in its charter)

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       Indiana                          000-21642               35-1617970
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
   of incorporation)                                     Identification Number)


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                           7337 West Washington Street
                              Indianapolis, Indiana
                                      46231
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (317) 247-4000

                                       N/A
          (Former name or former address, if changes since last report)

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

ITEM 5. OTHER EVENTS

     Attached hereto, and incorporated  herein by reference in its entirety,  as
Exhibit 99.1 is a copy of a press release  announcing the  resignation of Robert
A. Abel as Chairman of the Audit Committee for ATA Holdings Corp.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits.

    99.1 Press Release dated April 25, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ATA Holdings Corp.

Date: April 25, 2003                       By: /s/ David M. Wing
                                                   -------------
                                           Name: David M. Wing
                                           Title: Executive Vice President & CFO

                                  EXHIBIT INDEX

Exhibit No.              Description of the Exhibit

99.1                     Press Release dated April 25, 2003

   Robert A. Abel Resigns Chairmanship of ATA Holdings Corp.'s Audit Committee

     INDIANAPOLIS, April 25, 2003 - ATA Holdings Corp. (NASDAQ: ATAH) today announced the resignation of Robert A. Abel from his position as Chairman of the Audit Committee of the Company's Board of Directors. Abel will continue to serve as a director of the Company.

Abel is also a director in the public accounting firm of Blue & Co., LLC, which provides tax and accounting services to the Company from time to time in connection with selected matters. He is resigning from his position as Chairman of the Audit Committee in order to comply with the stricter standard of "independence" required by the new rules implemented under the Sarbanes-Oxley Act of 2002 as well as proposed NASDAQ listing requirements.

The Company is currently conducting a search for a new Audit Committee member to replace Mr. Abel.

Chairman and CEO of the Company, George Mikelsons, stated, "Mr. Abel has performed superbly over the course of five years in his position as Chairman of the Audit Committee. We will miss his counsel in this area but look forward to his continuing contribution as a director."

Ranked the No. 1 Medium-sized Airline in 2002 by Aviation Week magazine, ATA is the nation's 10th largest airline. ATA operates significant scheduled service from Chicago-Midway, Indianapolis, St. Petersburg, Fla. and San Francisco to over 40 business and vacation destinations. Stock of the Company's parent company, ATA Holdings Corp. is traded on the NASDAQ Stock Market under the symbol "ATAH." For more information about the Company, visit the website at www.ata.com.

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